SUPPLEMENT TO

PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

OF

WELLS FARGO SMALL TO MID CAP STOCK FUNDS

Wells Fargo Intrinsic Small Cap Value Fund

WELLS FARGO LARGE CAP STOCK FUNDS

Wells Fargo Intrinsic Value Fund

WELLS FARGO INTERNATIONAL EQUITY FUNDS
Wells Fargo Intrinsic World Equity Fund

  (each a “Fund”, together the “Funds”)

At a meeting held on February 17-18, 2016, the Board of Trustees of the Funds approved a change to the sub-adviser for each of the Funds to Wells Capital Management Incorporated (“Wells Capital Management”) in connection with the merger of Metropolitan West Capital Management, LLC (“MetWest”), each Fund’s current sub-adviser,  into Wells Capital Management (the “Merger”). The Merger is expected to take place on or about July 1, 2016 (the “Effective Date”).  With the completion of the Merger, MetWest personnel will become exclusively personnel of Wells Capital Management.  The Merger will not result in any change to the services provided to the Funds or to their strategies or fees and expenses.

On the Effective Date, all references in each Fund’s Prospectuses and Statement of Additional Information to MetWest as a sub-adviser are hereby replaced with Wells Capital Management.

In addition, as of the Effective Date, the Prospectuses for each Fund are amended to include the following portfolio manager descriptions under Wells Capital Management in the section entitled “The Sub-Advisers and Portfolio Managers” in the Funds’ Prospectuses:

Miguel E. Giaconi, CFA Intrinsic Value Fund	Mr. Giaconi joined Wells Capital Management or one of its predecessor firms in 2003, where he currently serves as a Senior Analyst and Director of Research with the Intrinsic Value team.
Jean-Baptiste Nadal, CFA Intrinsic Value Fund Intrinsic World Equity Fund

Mr. Nadal joined Wells Capital Management or one of its predecessor firms in 2011, where he is a Managing Director and serves as Lead Portfolio Manager. Prior to joining Wells Capital Management, Mr. Nadal was a Managing Member at Nadal Capital Management, LLC.

Jeffrey Peck Intrinsic Value Fund Intrinsic World Equity Fund	Mr. Peck joined Wells Capital Management or one of its predecessor firms in 2004, where he currently serves as Managing Director and Lead Portfolio Manager with the Intrinsic Value team.
Samir Sikka Intrinsic Small Cap Value Fund	Mr. Sikka joined Wells Capital Management or one of its predecessor firms in 2006, where he is currently a Managing Director and Lead Portfolio Manager of the Pelican Value Equity team.
Alex Alvarez, CFA Intrinsic Small Cap Value Fund	Mr. Alvarez joined Wells Capital Management or one of its predecessor firms in 2008, where he currently serves as a Senior Analyst for the Pelican Value Equity team.

February 19, 2016                                                                                                        LCR026/P101SP